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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 9, 1999, relating to the consolidated financial statements of Agilent Technologies, Inc., which appears in the Registration Statement on Form S-1 (No. 333-85249), which is incorporated by reference in this Registration Statement.

/s/ PricewaterhouseCoopers LLP
San Jose, California
November 14, 1999